# Retail Electricity Sales
# January 1999 - March 2002


GWH
3,000
2,500
2,000
1,500
1,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2002
2001
2000
1999

# Generating Plant Capacity Factors
# January 1999 - March 2002


120%
100%
80%
60%
40%
20%
0%
1999
2000
2001
2002
Nuclear
Coal
Gas/Oil/Other

# Average Generating Capacity Out of Service
# January 1999 - March 2002


MW Per Day
800
700
600
500
400
300
200
100
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2002
2001
2000
1999

# Generation Fuel Costs
# January 1999 - March 2002


$/MWH
$25
$20
$15
$10
$5
$0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2002
2001
2000
1999

# Metropolitan Phoenix Area Cooling and Heating Degree Days January 1999 - March 2002


Degree Days
1,000
750
500
250
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2002
2001
2000
1999

# Metro Phoenix Building Permits vs. APS Retail Electricity Customer Growth January 1999 - February 2002


25,000
20,000
15,000
10,000
5,000
0
Building Permits
Six-Month Moving Sum
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Customer Growth
% Change over Prior Year
1999
2000
2001
2002
Building Permits
APS Customer Growth

# Arizona vs U.S.
# Payroll Job Growth
# January 1999 - February 2002


Percent
Change
6 %
4 %
2 %
0 %
(2) %
1999
2000
2001
2002
Arizona
U.S.